EXHIBIT 99.2

re:MEMBER DATA SERVICES, INC.

FINANCIAL STATEMENTS
March 31, 2004

re:MEMBER DATA SERVICES, INC.
Indianapolis, Indiana

FINANCIAL STATEMENTS
March 31, 2004

REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
re:Member Data Services, Inc.
Indianapolis, Indiana

We have audited the accompanying balance sheet of re:Member Data Services, Inc. as of March 31, 2004, and the related statements of operations, shareholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of re:Member Data Services, Inc. as of March 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Crowe Chizek and Company LLC

Indianapolis, Indiana
June 11, 2004

1.

re:MEMBER DATA SERVICES, INC.
STATEMENT OF OPERATIONS
Year ended March 31, 2004
(Dollar amounts in thousands)

Revenue
Processing fees	$8,721
Maintenance fees	2,670
Equipment sales	374
Software license fees	498
Other revenue	623

Total revenue	12,886
Cost of revenue
Salaries - operations	4,918
Salaries - administration and sales	1,152
Salaries - commissions	115
Payroll taxes and benefits	1,223
Cost of processing	1,635
Cost of hardware	255
Depreciation	909
Facility lease	1,503
Professional fees	145
Telephone	269
Operating expenses	224
Sales and marketing expenses	331
General and administrative expenses	282
Miscellaneous expense	289

Total cost of revenue	13,250

Loss before other income (expense)	(364)
Other income (expense)
Interest income	1
Interest expense	(180)

(179)
Loss before provision for income taxes	(543)
Provision for income taxes	(200)

Net loss	$(343)

See notes to financial statements.

2.

re:MEMBER DATA SERVICES, INC.
BALANCE SHEET
March 31, 2004
(Dollar amounts in thousands)

ASSETS
Current assets
Cash and cash equivalents	$14
Accounts receivable	876
Other current assets	103

Total current assets	993
Property and equipment, net of accumulated depreciation of $4,785	1,824
Software development costs	8,304
Other assets	103

$11,224

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Notes payable to bank	$1,253
Accounts payable	586
Accrued expenses	80
Customer deposits	504
Current portion of capital lease obligations	232
Unearned maintenance revenue	731

Total current liabilities	3,386
Due to shareholder	1,666
Long-term unearned maintenance revenue	251
Long-term capital lease obligations	308
Deferred income tax	497

6,108
Shareholders’ equity
Preferred stock, no par value; 50,000,000 shares authorized and none issued	—
Common stock, no par value; 450,000,000 shares authorized and 2,878,180 and issued and outstanding	3,538
Retained earnings	1,578

5,116

$11,224

See notes to financial statements.

3.

re:MEMBER DATA SERVICES, INC.
STATEMENT OF CASH FLOWS
Year ended March 31, 2004
(Dollar amounts in thousands)

Cash flows from operating activities
Net loss	$(343)
Adjustments to reconcile net loss to net cash from operating activities
Depreciation	909
Deferred income taxes	(200)
Changes in assets and liabilities
Accounts receivable	33
Other assets	(53)
Accounts payable	(112)
Accrued expenses	(32)
Customer deposits	206
Unearned maintenance revenue	20

Net cash from operating activities	428
Cash flows from investing activities
Capital expenditures	(441)
Software development costs	(1,368)

Net cash from investing activities	(1,809)
Cash flows from financing activities
Net activity on lines of credit	330
Borrowings from shareholder	289
Payments under capital lease obligations	(234)
Contributed capital	1,001

Net cash from financing activities	1,386

Net change in cash and cash equivalents	5
Cash and cash equivalents at beginning of year	9

Cash and cash equivalents at end of year	$14

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$180

See notes to financial statements.

4.

re:MEMBER DATA SERVICES, INC.
STATEMENT OF SHAREHOLDERS’ EQUITY
Year ended March 31, 2004
(Dollar amounts in thousands)

	Common Stock		Retained
	Shares	Amount	Earnings	Total
Balance, April 1, 2003	2,494,882	$2,537	$1,921	$4,458
Capital contribution	383,142	1,000	—	1,000
Exercise of stock options	156	1	—	1
Net loss	—	—	(343)	(343)

Balance, March 31, 2004	2,878,180	$3,538	$1,578	$5,116

See notes to financial statements.

5.

re:MEMBER DATA SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2004
(Dollar amounts in thousands)

NOTE 1 - BUSINESS ACTIVITY

re:Member Data Services, Inc. (“RDS” or the “Company”) is a closely-held corporation located in Indianapolis, Indiana. RDS provides in-house and on-line data processing solutions for financial institutions nationwide with assets ranging from $10,000 to in excess of $2,600,000.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition: On-line service bureau revenue is recognized in the month the service is provided. In-house maintenance revenue includes multi-year contracts and is recognized ratably over the period applicable to the service provided. Hardware, software and installation income on new sales is generally recognized as follows:

Hardware - 100% is recognized upon the delivery and installation of the system in the credit union.

Software - 90% of the software revenue is recognized after final installation. The remaining 10% is recognized within ninety days of final installation.

Installation and Training - The installation and training income is recognized over the installation period that matches the period over which the related installation expenses are incurred.

Accounts Receivable: The Company sells to customers using credit terms customary in its industry. Interest is not normally charged on receivables. Management establishes a reserve for losses on its accounts based on historic loss experience and current economic conditions. Losses are charged off to the allowance when management deems further collection efforts will not produce additional recoveries. An allowance for uncollectible accounts receivable is not considered necessary at March 31, 2004.

Property and Equipment: Property and equipment are stated at cost less accumulated depreciation and consist primarily of office and computer equipment. Upon sale or retirement, the asset cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in current earnings. Depreciation is computed by the straight-line method utilizing a two, three or five year estimated useful life on all assets. Depreciation expense charged to operations was $909 for the year ended March 31, 2004.

Cash and Cash Equivalents: The statement of cash flows has been prepared using a definition of cash and cash equivalents that includes deposits with an original maturity of three months or less.

(Continued)

6.

re:MEMBER DATA SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2004
(Dollar amounts in thousands)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes: The Company records income tax expense based on the amount of taxes due on its tax return plus deferred taxes computed based on the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities, using enacted tax rates. A valuation allowance is recorded, if necessary, to reduce deferred tax assets to the amount considered more likely than not to be realized.

Software Costs: All costs associated with the continued enhancement of the cuStar software are expensed as incurred. These costs were approximately $1,532 for the year ended March 31, 2004, and are included in operating expenses.

Development costs incurred in the research and development of new software products are expensed as incurred until technological feasibility has been established. After the product is determined to be technologically feasible, production costs are capitalized and subsequently reported at the lower of unamortized cost or net realizable value. The Company began development of a new software product, RDS net, in the year ended March 31, 2000 and the product became available for general release in March 2004.

Beginning in April 2004, capitalized costs will be amortized by the following method, which yields the greatest amortization:

•	Straight-line basis over remaining estimated economic life.

•	Ratio that total current gross revenue bears to the total of current and anticipated revenue.

Use of Estimates in the Preparation of Financial Statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant areas involving the use of estimates and assumptions include the allowance for uncollectible accounts and the capitalization of software costs.

Stock Compensation: Employee compensation expense under stock options is reported using the intrinsic value method. No stock-based compensation cost is reflected in the Statement of Operations, as all options granted had an exercise price equal to or greater than the market price of the underlying common stock at date of grant.

(Continued)

7.

re:MEMBER DATA SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2004
(Dollar amounts in thousands)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following table illustrates the effect on net income and earnings per share if expense was measured using the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation.

Net loss as reported	$(543)
Deduct: Stock-based compensation expense determined under fair value based method	(128)

Pro forma net loss	$(671)

The pro forma effects are computed using option pricing models, using the following weighted-average assumptions as of grant date.

Risk-free interest rate	5.0%
Expected option life (years)	10
Expected stock price volatility	N/A
Dividend yield	0%

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following at March 31, 2004:

Computer equipment	$2,866
Computer software	2,079
Furniture and fixture	1,664

6,609
Less accumulated depreciation	(4,785)

$1,824

(Continued)

8.

re:MEMBER DATA SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2004
(Dollar amounts in thousands)

NOTE 4 - NOTE PAYABLE TO BANK

At March 31, 2004, RDS had a $839 balance outstanding on a $1,000 line of credit facility. Interest is payable monthly at the bank’s prime rate (4.0% at March 31, 2004). The note is due September 30, 2004 and is secured by virtually all business assets.

On March 15, 2004, RDS entered into a $435 equipment line of credit facility and had borrowed $414 as of March 31, 2004. Interest is payable monthly at the bank’s prime rate. The note is due June 15, 2004 and is secured by virtually all business assets.

The loan agreements contain various positive and negative covenants. At March 31, 2004, the Company was in compliance with all covenants.

NOTE 5 - CAPITAL LEASES

RDS leases certain equipment which qualify as capital leases. RDS has included the leases in property and equipment as follows:

Property and equipment	$1,144
Accumulated depreciation	(606)

Net	$538

The following is a schedule of future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of March 31, 2004.

(Continued)

9.

re:MEMBER DATA SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2004
(Dollar amounts in thousands)

NOTE 5 - CAPITAL LEASES (Continued)

Year Ending March 31	Amount
2005	$284
2006	274
2007	105

Total minimum lease payments	663
Less: Amounts representing interest	123

Present value of net minimum lease payments	540
Less: Current portion of capital lease obligation	232

Long-term portion of capital lease obligation	$308

NOTE 6 - LEASE COMMITMENTS AND RENTAL EXPENSE

RDS leases three office facilities in Indianapolis, Indiana. The current locations of the Company include office facilities under an operating lease agreement which expires in December 2010 and a remote building used as a disaster recovery center under an operating lease with a related party which expires in July 2004. The Company is also under obligation for its former location through October 2006. Rental expense for the year ended March 31, 2004 was $1,503. Future minimum lease payments under operating leases are as follows:

Year Ending
March 31,	Amount
2005	$1,910
2006	1,870
2007	1,712
2008	1,712
2009	1,712
Thereafter	2,996

Total	$11,912

(Continued)

10.

re:MEMBER DATA SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2004
(Dollar amounts in thousands)

NOTE 6 - LEASE COMMITMENTS AND RENTAL EXPENSE (Continued)

The Company shares its office facility with related entities, AmeriCard Services, Inc., Dynamic Knowledge Transfer, LLP, and Inception, LLP. These entities reimburse RDS for rent on the space they occupy.

The Company has entered into various sublease agreements with third parties for space at its former location. Future minimum lease income under these sublease agreements are as follows:

Year Ending
March 31,	Amount
2005	$112
2006	48

Total	$160

NOTE 7 - INCOME TAXES

Income tax expense (benefit) and related balance sheet accounts are as follows:

Current benefit	$—
Deferred expense	(200)

Total expense (benefit)	$(200)

A reconciliation of the expense (benefit) for income taxes to the statutory US federal income tax rate of 34% for the year ended March 31, 2004 is as follows:

Income taxes at statutory rate	$(185)
Nondeductible expenses	2
Other	(17)

$(200)

(Continued)

11.

re:MEMBER DATA SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2004
(Dollar amounts in thousands)

NOTE 7 - INCOME TAXES (Continued)

Items that gave rise to significant portions of the net deferred tax asset at March 31, 2004 are as follows:

Deferred tax assets
Short-term
Self-insurance	$17
Shareholder accrued interest	8
Long-term
Alternative tax credit carryforward	36
Net operating loss carryforward	2,322
Contribution carryover	9
General business credit carryforward	101

Total gross deferred tax assets	2,493
Deferred tax liabilities
Long-term
Property and equipment	(165)
Software development costs	(2,825)

(2,990)

Net deferred taxes	$(497)

The Company has tax loss carryforwards totaling $6,830 at March 31, 2004, which expire as follows:

Expiration Date	Amount
2021	$1,074
2022	1,777
2023	2,054
2024	1,925

$6,830

(Continued)

12.

re:MEMBER DATA SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2004
(Dollar amounts in thousands)

NOTE 8 - RELATED PARTY TRANSACTIONS

RDS has transactions with companies related through common ownership and management. The account balances and transactions with these companies as of and for the year ended March 31, 2004 are as follows:

Revenue	$54

Expense reimbursements	$1,404

Accounts receivable	$90

Interest expense	$97

Rental expense	$61

Interest payable	$24

At March 31, 2004 RDS had interest bearing advances (6.0%) from its principal shareholder totaling $1,666. Monthly payments of interest are being made by RDS.

NOTE 9 - BENEFIT PLANS

RDS sponsors the re:Member Data Services Defined Contribution Plan 401(k) which covers all employees with 90 days of continuous service prior to an open enrollment date who are at least 21 years of age. The plan provides for discretionary employer contributions, as determined annually by the Board of Directors, based on a percentage of an employee’s pre-tax contribution. RDS contributed $75 to the plan for the year ended March 31, 2004.

RDS also sponsors the re: Member Data Services Bonus Plan which covers all eligible employees. The plan provides for discretionary employer contributions, as determined annually by the Board of Directors. RDS made no contributions to the plan for the year ended March 31, 2004.

NOTE 10 - LIFE INSURANCE

RDS is the owner and beneficiary of $3,800 of life insurance policies on its principal shareholder and officers of RDS.

(Continued)

13.

re:MEMBER DATA SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2004
(Dollar amounts in thousands)

NOTE 11 - COMMITMENTS AND CONTINGENT LIABILITIES

The Company has elected to act as a self-insurer for certain costs related to employee health and accident benefit programs. The Company has purchased insurance which limits its exposure for claims to $30 per employee.

NOTE 12 - COMMON STOCK OPTION PLAN

In September 2000, the Company adopted a Stock Option Plan (the “Plan”), which provides for the granting of incentive and nonqualified common stock options. Under the Plan, options for 250,000 shares of common stock may be granted. The exercise price of the options cannot be less than the fair value of the common stock on the date of the option grant. Options granted under the Plan vest over 4 years. Options expire ten years from the date of grant.

A summary of the Company’s stock option activity and related information under the Plan discussed above for the year ended March 31, 2004 follows:

		Weighted-
		Average
		Exercise
	Options	Price
Outstanding at April 1, 2003	190,111	$3.58
Granted during year	13,262	2.65
Exercised during year	(156)	3.98
Forfeited during year	(12,275)	3.66

Outstanding at March 31, 2004	190,942	3.51

Exercisable at March 31, 2004	43,927	3.98

The remaining contractual life of the outstanding options at March 31, 2004 is 7.5 years with exercise prices ranging from $2.61 to $4.65 per share.

NOTE 13 - SUBSEQUENT EVENT

On June 4, 2004, the Company signed a letter of intent to sell the business.

14.

re:MEMBER DATA SERVICES, INC.
Indianapolis, Indiana

UNAUDITED INTERIM FINANCIAL STATEMENTS
June 30, 2004

CONTENTS

UNAUDITED INTERIM FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS	1
BALANCE SHEET	2
STATEMENTS OF CASH FLOWS	3
NOTES TO FINANCIAL STATEMENTS	4

re:MEMBER DATA SERVICES, INC.
STATEMENTS OF OPERATIONS
Three months ended June 30, 2004 and 2003
(Dollar amounts in thousands)
(unaudited)

	2004	2003
Revenue
Processing fees	$2,077	$2,070
Maintenance fees	703	630
Equipment sales	99	180
Software license fees	80	161
Other revenue	83	239

Total revenue	3,042	3,280
Cost of revenue
Salaries — operations	1,499	1,201
Salaries — administration and sales	304	266
Salaries — commissions	32	39
Payroll taxes and benefits	255	288
Cost of processing	363	403
Cost of hardware	70	116
Depreciation	436	231
Facility lease	406	363
Professional fees	135	6
Telephone	68	66
Operating expenses	82	52
Sales and marketing expenses	178	169
General and administrative expenses	84	53
Miscellaneous expense	69	78

Total cost of revenue	3,981	3,331

Loss before other income (expense)	(939)	(51)
Other income (expense)
Interest income	—	—
Interest expense	(53)	(46)

	(53)	(46)
Loss before benefit from income taxes	(992)	(97)
Benefit from income taxes	(440)	(40)

Net loss	$(552)	$(57)

1.

re:MEMBER DATA SERVICES, INC.
BALANCE SHEET
June 30, 2004
(Dollar amounts in thousands)
(unaudited)

ASSETS
Current assets
Cash and cash equivalents	$7
Accounts receivable	882
Other current assets	541

Total current assets	1,430
Property and equipment, net of accumulated depreciation of $4,987	1,718
Software development costs	8,292
Other assets	113

$11,553

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Notes payable to bank	$1,216
Accounts payable	817
Accrued expenses	29
Customer deposits	477
Current portion of capital lease obligations	229
Unearned maintenance revenue	1,357

Total current liabilities	4,125
Due to shareholder	1,895
Long-term unearned maintenance revenue	221
Long-term capital lease obligations	253
Deferred income tax	495

6,989
Commitments and contingencies (Note 5)
Shareholders’ equity
Preferred stock, no par value; 50,000,000 shares authorized and none issued	—
Common stock, no par value; 450,000,000 shares authorized and 2,878,180 issued and outstanding at June 30, 2004	3,538
Retained earnings	1,026

4,564

$11,553

2.

re:MEMBER DATA SERVICES, INC.
STATEMENTS OF CASH FLOWS
Three months ended June 30, 2004 and 2003
(Dollar amounts in thousands)
(unaudited)

	2004	2003
Cash flows from operating activities
Net loss	$(552)	$(57)
Adjustments to reconcile net loss to net cash from operating activities
Depreciation	435	231
Deferred income taxes	91	75
Changes in assets and liabilities
Accounts receivable	(6)	(388)
Other assets	(541)	(162)
Accounts payable	231	(138)
Accrued expenses	(51)	(104)
Customer deposits	(27)	87
Unearned maintenance revenue	596	603

Net cash from operating activities	176	147
Cash flows from investing activities
Capital expenditures	(96)	(44)
Software development costs	(221)	(415)

Net cash from investing activities	(317)	(459)
Cash flows from financing activities
Net activity on lines of credit	(37)	(923)
Borrowings from shareholder	229	324
Payments under capital lease obligations	(58)	(59)
Contributed capital	—	1,001

Net cash from financing activities	134	343

Net change in cash and cash equivalents	(7)	31
Cash and cash equivalents at beginning of year	14	9

Cash and cash equivalents at end of year	$7	$40

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$53	$46

3.

re:MEMBER DATA SERVICES, INC.
Notes to Unaudited Interim Financial Statements
June 30, 2004
(Dollar amounts in thousands)

NOTE 1 — BUSINESS ACTIVITY

re:Member Data Services, Inc. (“RDS”) is a closely-held corporation located in Indianapolis, Indiana. RDS provides in-house and on-line data processing solutions for financial institutions nationwide with assets ranging from $10,000 to in excess of $2,600,000.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation: The accompanying condensed financial statements of RDS have been prepared in accordance with accounting principles generally accepted in the United States. These accounting principles were applied on a basis consistent with those of the financial statements contained in the RDS’s audited financial statements for the fiscal year ended March 31, 2004 included in this Current Report on Form 8-K filed with the Securities and Exchange Commission. The accompanying condensed financial statements should be read in conjunction with those RDS financial statements for the fiscal year ended March 31, 2004. In the opinion of RDS management, the accompanying condensed financial statements contain all adjustments (consisting only of normal, recurring adjustments) necessary for a fair presentation. The operating results for the three month period ended June 30, 2004 may not be indicative of the results expected for any succeeding quarter or the entire fiscal year ending March 31, 2005.

Use of Estimates in the Preparation of Financial Statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant areas involving the use of estimates and assumptions include the allowance for uncollectible accounts and the capitalization of software costs.

Stock Compensation: Employee compensation expense under stock options is reported using the intrinsic value method. No stock-based compensation cost is reflected in the Statements of Operations, as all options granted had an exercise price equal to or greater than the market price of the underlying common stock at date of grant.

4.

re:MEMBER DATA SERVICES, INC.
Notes to Unaudited Interim Financial Statements (Continued)
June 30, 2004
(Dollar amounts in thousands)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following table illustrates the effect on net income and earnings per share if expense was measured using the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation.

	2004	2003
Net income (loss) as reported	$(552)	$(57)
Deduct: Stock-based compensation expense determined under fair value based method	(32)	(37)

Pro forma net income (loss)	$(584)	$(94)

The pro forma effects are computed using option pricing models, using the following weighted-average assumptions as of grant date.

	2004	2003
Risk-free interest rate	5.0%	5.0%
Expected option life (years)	10	10
Expected stock price volatility	N/A	N/A
Dividend yield	0%	0%

NOTE 3 — NOTE PAYABLE TO BANK

At June 30, 2004, RDS had a $781 balance outstanding on a $1,000 line of credit facility. Interest is payable monthly at the bank’s prime rate (4.0% at June 30, 2004). The note is due September 30, 2004 and is secured by virtually all of RDS’ business assets.

On March 15, 2004, RDS entered into a $435 equipment line of credit facility and had borrowed $435 as of June 30, 2004. Interest is payable monthly at the bank’s prime rate. The note is secured by virtually all of RDS’ business assets. At June 30, 2004, the line of credit was in the process of being converted to a note payable with a two year term with an interest rate at the bank’s prime rate (4.0% at June 30, 2004).

re:MEMBER DATA SERVICES, INC.
Notes to Unaudited Interim Financial Statements (Continued)
June 30, 2004
(Dollar amounts in thousands)

The loan agreements contain various positive and negative covenants. At June 30, 2004, RDS was in compliance with all covenants. As part of the sale of RDS to Open Solutions Inc., the notes were repaid in full on July 8, 2004 (see Note 6).

NOTE 4 — RELATED PARTY TRANSACTIONS

RDS has transactions with companies related through common ownership and management. The account balances and transactions with these companies as of and for the three months ended June 30, 2004 and 2003 are as follows:

	2004	2003
Revenue	$103	$121

Expense reimbursements	$384	$314

Accounts receivable	$60	$299

Interest expense	$29	$25

Rental expense	$9	$9

Interest payable	$10	$9

At June 30, 2004, RDS had interest bearing advances (6.0%) from its principal shareholder totaling $1,895. Monthly payments of interest are being made by RDS. This advance was repaid in full at the time of the sale of RDS to Open Solutions Inc. (see Note 6).

NOTE 5 — COMMITMENTS AND CONTINGENT LIABILITIES

RDS has elected to act as a self-insurer for certain costs related to employee health and accident benefit programs. RDS has purchased insurance which limits its exposure for claims to $30 per employee.

NOTE 6 — SUBSEQUENT EVENT

On July 8, 2004, the stock of RDS was sold to Open Solutions Inc. for approximately $20,869,000.